UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): April 3, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.
On April 3, 2024, Carlisle Companies Incorporated (“the Company”) and Carlisle, LLC entered into a Fifth Amended and Restated Credit Agreement (the “Revolving Credit Agreement”) with a syndicate of banks arranged JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, BofA Securities, Inc. and Truist Securities, Inc., as joint lead arrangers and joint bookrunners, Wells Fargo Bank, N. A., Bank of America, N.A., Truist Bank and The Toronto-Dominion Bank, New York Branch, as co-syndication agents, Mizuho Bank, Ltd., as documentation agent, JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank National Association and The Bank of Nova Scotia.
The Credit Agreement provides for a $1.0 billion unsecured revolving line of credit (the “Revolving Credit Facility”) with a maturity date of April 3, 2029 and amends and restates the Fourth Amended and Restated Credit Agreement, which was scheduled to expire on February 5, 2025. The Revolving Credit Facility will bear interest, at the Company's election, (i) at the Base Rate plus a margin ranging from 0.00% to 0.50% or (ii) at the applicable benchmark rate plus a margin ranging from 0.825% to 1.500%, in each case, based on the Company’s debt rating from time to time. The benchmark rate for loans denominated in (i) U.S. dollars is the Adjusted Term SOFR Rate, (ii) Canadian dollars is the Adjusted Term CORRA Rate, (iii) Sterling is Daily Simple SONIA, (iv) euros is the Adjusted EURIBOR Rate and (v) yen is Adjusted TIBOR Rate. The commitments will also be subject to a facility fee on the daily aggregate amount of the revolving commitment (whether used or unused) ranging from 0.05% to 0.25% based on the Company’s debt rating from time to time. Funding of the loans under the Revolving Credit Agreement is subject to customary drawdown conditions.
The facility includes various restrictive covenants and limitations including, but not limited to, a maximum leverage ratio covenant, minimum interest coverage ratio covenant and limits on outstanding debt balances held by the Company's consolidated subsidiaries. The Revolving Credit Agreement also contains customary events of default, including non-compliance with one or more of the covenants.
A copy of the Revolving Credit Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the full text of such agreement.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title
10.1	Fifth Amended and Restated Credit Agreement, dated as of April 3, 2024, by and among Carlisle Companies Incorporated and Carlisle, LLC, as co-borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.
104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	April 3, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer